UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 29, 2005



                             COINMACH SERVICE CORP.
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             (Exact name of registrant as specified in its charter)


         Delaware                      001-32359                20-0809839
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


           303 Sunnyside Boulevard Suite 70, Plainview, New York 11803
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (516) 349-8555


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


SIGNATURES


     EX-10.1. Coinmach Service Corp.'s Summary of Non-Employee Directors' Compensation.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 29, 2005, Coinmach Service Corp. (the "Company") entered into an Indemnity Agreement with Woody McGee, the Company's newly elected director. The form of this agreement is filed as Exhibit 10.6 to the Company's Form 10-Q for the quarter ended December 31, 2004, and is incorporated herein by reference. The Agreement provides indemnification protections to Mr. McGee in his role as a member of the Company's Board of Directors.

On February 8, 2005, the Company amended the Non-Employee Directors' Compensation that was approved on November 19, 2004. A copy of the Summary of Non-Employee Directors' Compensation is filed as Exhibit 10.1 to this Form 8-K, and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

10.1   Coinmach Service Corp.'s Summary of Non-Employee Directors' Compensation.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Coinmach Service Corp.


Dated: March 29, 2005                   By:   /s/ Robert M. Doyle
                                           -----------------------------
                                        Name:   Robert M. Doyle
                                        Title:  Chief Financial Officer, Senior
                                                Vice President, Secretary and
                                                Treasurer